                                                                    EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


                New York                                   13-5160382
        (State of incorporation                         (I.R.S. employer
      if not a U.S. national bank)                     identification no.)


    One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                   (Zip code)



                    NATIONAL ENERGY & GAS TRANSMISSION, INC.
               (Exact name of obligor as specified in its charter)



             Delaware                                   94-3316236
(State or other jurisdiction of            (I.R.S. employer identification no.)
 incorporation or organization)

        7600 Wisconsin Avenue                              20814
            Bethesda,  MD                                (Zip code)
(Address of principal executive offices)

                                  -------------

                                  Secured Notes
                       (Title of the indenture securities)



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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

---------------------------------------- --------------------------------------
         Name                                              Address
---------------------------------------- --------------------------------------

Superintendent of Banks of the State of New York     2 Rector Street
                                                     New York, N.Y. 10006
                                                     and Albany, N.Y. 12203

Federal Reserve Bank of New York                     33 Liberty Plaza, New York,
                                                     N.Y. 10045

Federal Deposit Insurance Corporation                Washington, D.C. 20429

New York Clearing House Association                  New York, N. Y. 10005


     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

3. LIST OF EXHIBITS.

   EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     2. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     3. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Amendment No. 2 to Registration Statement No. 333-109133.)

     4. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the [ ]th day of March, 2004.


                                             THE BANK OF NEW YORK



                                             By: /s/ ROBERT A. MASSIMILLO
                                                 --------------------------
                                                 Name:   ROBERT A. MASSIMILLO
                                                 Title:  VICE PRESIDENT

                                                                       EXHIBIT 4
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                Dollar Amounts
                                                                                                 In Thousands
ASSETS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin ......................................     3,752,987
     Interest-bearing balances ...............................................................     7,153,561
Securities:
     Held-to-maturity securities .............................................................       260,388
     Available-for-sale securities ...........................................................    21,587,862
Federal funds sold and securities purchased under agreements to resell:
     Federal funds sold in domestic offices ..................................................       165,000
     Securities purchased under agreements to resell .........................................     2,804,315
Loans and lease financing receivables:
     Loans and leases held for sale ..........................................................       557,358
     Loans and leases, net of unearned income ................................................     6,255,119
     LESS:  Allowance for loan and lease losses ..............................................       664,233
     Loans and leases, net of unearned income and allowance ..................................    35,590,886
Trading assets ...............................................................................     4,892,480
Premises and fixed assets (including capitalized leases) .....................................       926,789
Other real estate owned ......................................................................           409
Investments in unconsolidated subsidiaries and associated companies ..........................       277,788
Customers' liability to this bank on acceptances outstanding .................................       144,025
Intangible assets:
     Goodwill ................................................................................     2,635,322
     Other intangible assets .................................................................       781,009
Other assets .................................................................................     7,727,722
                                                                                                 -----------
Total assets .................................................................................   $89,257,901
                                                                                                 ===========
LIABILITIES
Deposits:
     In domestic offices .....................................................................    33,763,250
     Noninterest-bearing .....................................................................    14,511,050
       Interest-bearing ......................................................................    19,252,200
       In foreign offices, Edge and Agreement subsidiaries, and IBFs .........................    22,980,400
       Noninterest-bearing ...................................................................       341,376
       Interest-bearing ......................................................................    22,639,024
Federal funds purchased and securities sold under agreements to repurchase:
       Federal funds purchased in domestic offices ...........................................       545,681
       Securities sold under agreements to repurchase ........................................       695,658
Trading liabilities ..........................................................................     2,338,897
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)    11,078,363
Bank's liability on acceptances executed and outstanding .....................................       145,615
Subordinated notes and debentures ............................................................     2,408,665
Other liabilities ............................................................................     6,441,088
Total liabilities ............................................................................   $80,397,617
Minority interest in consolidated subsidiaries ...............................................       640,126

EQUITY CAPITAL
Perpetual preferred stock and related surplus ................................................             0
Common stock .................................................................................     1,135,284
Surplus (exclude all surplus related to preferred stock) .....................................     2,077,255
     Retained earnings .......................................................................     4,955,319
     Accumulated other comprehensive income ..................................................        52,300
Other equity capital components ..............................................................             0
Total equity capital .........................................................................     8,220,158
                                                                                                 -----------
Total liabilities, minority interest, and equity capital .....................................   $89,257,901
                                                                                                 ===========

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I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                           Thomas J. Mastro,
                                           Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                                            Directors
Alan R. Griffith